UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2014

AMERICAN REALTY CAPITAL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10002
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

American Realty Capital Properties, Inc. (the "Company") is filing this Current Report on Form 8-K to include certain prior period amounts for the three years ended December 31, 2013 after applying the carryover basis of accounting to include American Realty Capital Trust IV, Inc. ("ARCT IV") as if acquired at the beginning of the period presented in the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the U.S. Securities and Exchange Commission (the "SEC") on February 27, 2014 (the "2013 Form 10-K"). As further explained below, the accounting change to the carryover basis of accounting is being made because the Company consummated the acquisition of an entity which was under common control.

On January 3, 2014, the Company acquired ARCT IV. The Company and ARCT IV, from inception to January 3, 2014, were considered to be entities under common control because the entities' advisors were wholly-owned subsidiaries of AR Capital, LLC ("ARC"). ARC and its related parties had ownership interests in the Company and ARCT IV through the ownership of shares of common stock and other equity interests. In addition, the advisors of both entities were contractually eligible to receive potential fees for their services from both of the companies, including asset management fees, incentive fees and other fees and had continued to receive fees from the Company prior to the Company's transition to self-management, which was completed on January 8, 2014. Due to the significance of these fees, the entities' advisors and ultimately ARC were determined to have a significant economic interest in both companies, in addition to having the power to direct the activities of the companies through advisory/management agreements, which qualified them as affiliated companies under common control in accordance with generally accepted accounting principles in the United States of America. The Company began to report comparative results acquisition of ARCT IV with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, as filed with the SEC on May 8, 2014 (the "2014 First Quarter 10-Q").

The change in presentation due to the carryover basis of accounting described above affects only the following items of the 2013 Form 10-K:

•Part I, Item 1 - Business;
•Part I, Item 2 - Properties;
•Part II, Item 6 - Selected Financial Data;
•Part II, Item 7 - Management's Discussion and Analysis;
•Part II, Item 7A - Quantitative and Qualitative Disclosures About Market Risk; and
•Part II, Item 8 - Financial Statements and Supplementary Data.

Other than the items listed above, the Company is not otherwise updating any other portion of the 2013 Form 10-K. Unaffected items of the 2013 Form 10-K have not been repeated in this Current Report on Form 8-K. In addition the updates and changes included in this Current Report on Form 8-K only reflect the Company's acquisition of ARCT IV's business, including ARCT IV's portfolio, as if acquired at the beginning of the period, consistent with the recast financial statements and do not reflect any subsequent information, activities or events, other than as required by the carryover basis of accounting described above. Without limitation to the foregoing, this Current Report on Form 8-K does not reflect events occurring after the Company filed the 2013 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information may be included in the Company's other filings with the SEC from time to time. This Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K (except for Items listed above), and the Company's other filings with the SEC, including the 2014 First Quarter 10-Q.

The recasted financial information contained in the Items noted above is presented in Exhibit 99.1 to this Current Report on Form 8-K. The Company has presented such financial information in XBRL format, as attached as Exhibit 101 to this Current Report on Form 8-K.

The consent of the Corporation's independent public accounting firm, Grant Thornton LLP, to the inclusion of its audit report in Exhibit 99.1 to this Current Report on Form 8-K, is attached hereto as Exhibit 23.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23	Consent of Grant Thornton LLP
99.1
Revisions to 2013 Form 10-K and Consolidated Financial Statements as of and for the years ended December 31, 2013, 2012 and 2011 (revised solely to present operations described in this Current Report on Form 8-K)

101
Consolidated Financial Statements from the 2013 Form 10-K, formatted in XBRL: (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Operations and Comprehensive Loss; (iii) the Consolidated Statements of Changes in Equity; (iv) the Consolidated Statements of Cash Flows; and (v) the Notes to the Consolidated Financial Statements furnished herewith (revised solely to present operations described in this Current Report on Form 8-K)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.
May 20, 2014	By: /s/ NICHOLAS S. SCHORSCH NICHOLAS S. SCHORSCH CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS